EXHIBIT 10.2

AGREEMENT FOR PURCHASE AND SALE OF OWNERSHIP INTERESTS

              THIS AGREEMENT FOR PURCHASE AND SALE OF OWNERSHIP INTERESTS (the “Agreement”) is made and entered on this the 15th day of January, 2008 (the “Effective Date”), by and between Niu Zhengping and Wu Jiping, individually (collectively, the “SELLER”), whose address is Taipingjiayuan Building #1, APT103, Changping Dist., Beijing 102218, P.R.China, and ITonis, Inc., a Nevada corporation (the “BUYER”), whose address is 2804-05 Shui on Centre, 6-8 Harbour Road, Hong Kong, S.A.R., Peoples Republic of China. SELLER and BUYER are each sometimes individually referred to herein as a “Party” and collectively as the “Parties”.

WITNESSETH:

              WHEREAS, the SELLER is the owner of a company in the Peoples Republic of China (“PRC”) known as Beijing Tuo Jiang Culture Development Ltd. (the “Company”).

              WHEREAS, the BUYER is desirous of immediately starting up a subsidiary company in the PRC to facilitate its IPTV business in the PRC.

              WHEREAS, under PRC law, it normally can take up to six months to establish a new company.

              WHEREAS, the BUYER has determined that it is in its best interests to purchase an existing company in the PRC to avoid the long lead time of establishing a new company in the PRC.

              WHEREAS, BUYER has approached SELLER to purchase the Company.

              WHEREAS, SELLER has agreed to sell one hundred percent (100%) of the issued and outstanding ownership interests in the Company to BUYER.

              NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledge, the parties agree as follows:

              1.        RECITALS. The statements contained in the recitals of fact set forth above (the “Recitals”) are true and correct, and are incorporated by reference herein.

              2.        SALE OF CAPITAL STOCK. SELLER shall sell, transfer and convey to BUYER, and BUYER shall purchase and acquire from SELLER, one hundred percent (100%) of the issued and outstanding ownership interests in the Company (the “Ownership Interests”).

              3.        PURCHASE PRICE. The purchase price for the Ownership Interests shall be the amount of Five Hundred Fifty Thousand and no/100 Dollars ($550,000), payable and satisfied by BUYER as follows (the “Purchase Price”):

(a)	Upon execution of this Agreement through the issuance by SELLER to BUYER of One Million (1,000,000) shares of common stock in the BUYER (the “ITonis Stock”).

(b)	At Closing (herein defined), the issuance by BUYER to SELLER of a promissory note in the total sum of Five Hundred Thousand and no/100 Dollars ($500,000) in the form attached below:

PROMISSORY NOTE

Borrower:           ITonis, Inc., a Nevada corporation

Lender:                Niu Zhengping and Wu Jiping , individually

Principal Amount:       $500,000.00

1.	FOR VALUE RECEIVED, Borrower promises to pay Lender, the principal sum of five hundred thousand ($500,000.00) USD, without interest.

2.

This Note will be repaid as follows: Two Hundred Fifty Thousand Dollars ($250,000) on March 1, 2008, and the remainder in consecutive monthly installments of Fifty Thousand Dollars ($50,000.00) each on the 1st day of each month commencing April 1, 2008 until paid.

3.	If Borrower defaults in payment after demand for thirty (30) days, the entire Note will be immediately due and payable.

4.

In cases of any dispute arising out of or in connection with the repayment of this Note, the two Parties hereto shall work out a reasonable settlement through amicable discussions amongst themselves. If no settlement can be reached after amicable discussions, the case under dispute shall be referred to arbitration. The case shall be finally settled by a panel of three (3) arbitrators, with arbitration in Hong Kong in accordance with Hong Kong law. Each Party shall pick their own arbitrator; and each of these two (2) arbitrators shall mutually pick the third arbitrator who shall be neither Chinese nor American. The decision rendered by the arbitrator(s) shall be final and binding upon all parties involved; the two Parties have hereby agreed to be subordinated to such decision.

5.

All costs, expenses and expenditures including, and without limitation, the complete legal costs incurred by Lender in enforcing this Note as a result of any default by Borrower, will be added to the principal then outstanding and will immediately be paid by Borrower.

6.

This Note will inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of Lender. Borrower waives presentment for payment, notice of non-payment, protest and notice of protest.

7.

This Note is executed in connection with that certain Agreement for Sale and Purchase of Ownership Interests between Lender and Borrower dated January 15, 2008, and repayment under this Note is expressly conditioned upon Lender fulfilling its obligations, and not being in default under, this Agreement.

IN WITNESS WHEREOF Borrower has duly affixed its signature by a duly authorized officer on this 25th day of January, 2008.

ITONIS, INC.
A Nevada corporation

______________________________
Signature
Name: Thomas Roberts
Its: President and CEO

              4.        REPRESENTATIONS AND WARRANTIES OF SELLER. SELLER and the Company jointly and severally represent and warrant as follows:

a.

Organization, Standing, etc. The Company is duly organized, validly existing and in good standing under the laws of the PRC, is duly qualified to do business in the PRC, and has the power and authority to own its properties and to carry on its business in the places where such properties are now owned or operated and such businesses are conducted;

b.

Capitalization of the Company. All of the outstanding Ownership Interests are duly and validly issued, fully paid and non-assessable. No additional ownership interests of the Company have been, or will be, issued by SELLER.

c.

Ownership Interests. SELLER is the owner, beneficially and of record, of the Ownership Interests, which are free and clear of all adverse claims, liens, restrictions on transfer or encumbrances of any kind whatsoever. The Ownership Interests have been issued in compliance with all laws of the PRC.

d.

Compliance with Other Instruments. Performance of this Agreement and compliance with its terms and provisions will not contravene any provisions of any applicable law or of the Articles of Organization of the Company.

e.	Due Execution. This Agreement has been duly executed and delivered by SELLER and constitutes the legal, binding and valid obligation of SELLER, enforceable in accordance with its terms.

f.

Disclosures. There is no fact within the knowledge of the SELLER that materially and adversely affects, or in the future may materially and adversely affect the businesses, properties or assets or the condition, financial or otherwise, of the Company, which has not been disclosed to BUYER in writing.

g.

Financial Statements. SELLER has furnished or shall furnish to BUYER the financial statements, a pro forma sheet, books and records for the Company’s operations and, to the best of SELLER’S knowledge, these statements, books and records are accurate and reflect a true picture of the financial condition of the Company as of the date of the documents. In particular, the financial statements state that the sum of Three Hundred Thousand Dollars ($300,000) is on deposit in the bank account of the Company, and shall be included as part of the purchase and sale of the Ownership Interests by BUYER. SELLER agrees that such funds shall be immediately available to BUYER upon execution of this Agreement, and SELLER will accept BUYER’s written instructions for the use and payment of such funds in the PRC from and after the date of execution of this Agreement. Since the date of the Financial Statements, the Company has not incurred any obligations or liabilities, absolute, contingent, accrued or otherwise, except current liabilities in the ordinary course of business nor has it cancelled any debt or claim nor sold or transferred any assets except sales from inventory in the ordinary course of business nor suffered any damage, destruction or loss materially effecting its properties, business or prospects nor waived any rights of substantial value or entered into any transaction other than in the ordinary course of business.

h.

No Further Approvals. SELLER has obtained, and prior to or at Closing will provide to BUYER, all required approvals for this transaction, and no further approval by the managers, owners or any third party is required prior to the execution of this Agreement.

              5.        CLOSING. The closing of the within Ownership Interests sale transaction shall take place on or about June 1, 2008, or such other date as shall be agreed upon in writing by the parties (the “Closing” or the “Closing Date”). If the Closing does not take place, for whatever reason, SELLER will return the ITonis Stock to BUYER, and BUYER will immediately repay to SELLER whatever Company Funds have been used by BUYER.

              6.        ATTORNEYS, BROKERS, CONSULTANTS. The parties hereto warrant that no person or entity can properly claim a right to a commission, finder’s fee, or other compensation based upon the acts of that party with respect to the purchase and sale contemplated herein and each party hereby agrees to mutually indemnify and hold the other harmless from any and all claims, liabilities, costs, including attorney fees, expense and commissions, resulting from any claim for a commission, fee or other compensation by any party or entity based upon those acts. Notwithstanding the foregoing, upon the success of the sale of the Ownership Interests, BUYER agrees to reimburse SELLER for the legal and regulatory costs for the transfer and sale of the Ownership Interests, up to a maximum of Fifty Thousand Dollars ($50,000), at Closing.

              7.        INDEMNIFICATION. From and after Closing, SELLER shall defend (if required by BUYER), indemnify and hold BUYER harmless from and against any and all claims, demands, suits, judgments, losses, or expenses of any nature whatsoever (including attorneys’ fees) arising directly or indirectly from or out of any acts or omissions of SELLER and breach of SELLER’S representations, warranties and agreements as set forth in this Agreement, or any other failure of SELLER to comply with the obligations on its part to be performed hereunder. The provisions of this section shall survive the expiration or sooner termination of this Agreement.

              8.        CONFIDENTIALITY. The Company, the SELLER and the BUYER will treat and hold all information that it receives from the other as confidential (the “Confidential Information”), refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to the disclosing Party or destroy, at the request and option of the disclosing Party, all tangible embodiments (and all copies) of the disclosing Party’s Confidential Information which are in its possession.

              9.        NOTICES. Any notice, communication, request, reply or advice or other notice pertaining to this Agreement to be given, made or accepted by either party to the other must be in writing and shall be given or be served only by dispatching the same (i) by hand delivery, (ii) by Federal Express (or any other reputable overnight courier delivery service), and such notice so dispatched shall become effective on the date of receipt, or (iii) by mail and addressed to the party to be notified, with return receipt requested, and receipted by the postal authority and such notice so dispatched shall be effective five (5)

days after the date is so dispatched.

              10.        MISCELLANEOUS.

a.	No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties, and their respective successors and permitted assigns.

b.

Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party.

c.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. For purposes of executing this Agreement, a document signed and transmitted by facsimile machine or telecopier shall be treated as an original document. The signature of any party thereon shall be considered as an original signature and the document transmitted shall be considered to have the same binding legal effect as if it were the signed original. At the request of either party, any facsimile or telecopy document shall be re-executed by both parties in original form. No party hereto may raise the use of facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement.

d.	Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

e.

Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by BUYER and SELLER. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

f.

Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

g.

Expenses. Each Party shall bear his, her or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. In the event of termination of this Agreement, the obligation of each Party to pay his or its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another Party.

h.

Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. The word "including" shall mean including without limitation.

i.	Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement, if any, are incorporated herein by reference and made a part hereof.

j.

Submission to Jurisdiction and Governing Law. In cases of any dispute arising out of or in connection with the implementation of this Agreement, the two Parties hereto shall work out a reasonable settlement through amicable discussions amongst themselves. If no settlement can be reached after amicable discussions, the case under dispute shall be referred to arbitration. The case shall be finally settled by a panel of three (3) arbitrators, with arbitration in Hong Kong in accordance with Hong Kong law. Each Party shall pick their own arbitrator; and each of these two (2) arbitrators shall mutually pick the third arbitrator who shall be neither Chinese nor American. The decision rendered by the arbitrator(s) shall be final and binding upon all parties involved; the two Parties have hereby agreed to be subordinated to such decision.

k.

Attorneys’ Fees. In the event any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties, upon final judgment on the merits, reasonable attorneys' fees and costs, including attorneys' fees and costs for any appeal, incurred in bringing such suit or proceeding.

l.

No Inferences Regarding Drafting. The terms and provisions of this Agreement are mutual and shall be construed and enforced without regard to the fact that they may have been initially prepared and/or proposed by counsel for a particular party or parties.

m.

Entire Agreement. This Agreement constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

              IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

SELLER:	BUYER:
ITONIS, INC.
A Nevada corporation

/s/ Niu Zhengping	/s/ Thomas Roberts
Niu Zhengping, individually	Signature
Name: Thomas Roberts
/s/ Wu Jiping	Its: President and CEO
Wu Jiping, individually